SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 2, 2003

                          PANGEA PETROLEUM CORPORATION
             (Exact name of Registrant as specified in its Charter)

           Colorado                 0-30503              76-0635938
           --------                 -------              ----------
         (State or other        (Commission File       (IRS Employer
         jurisdiction of             Number)          Identification No.)
         incorporation)

       9801 Westheimer, Suite 302, Houston, Texas                77042
--------------------------------------------------------------------------------
       Address of principal executive offices)                 (Zip Code)

                                 (713) 706-6350
              ---------------------------------------------------
              (Registrant's telephone number,including area code)


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ITEM 5. OTHER EVENTS

Pangea Petroleum Corporation announced that Halliburton Energy Services, Inc. has dismissed their lawsuit against Pangea Petroleum Corporation and an order to that effect was entered by the court.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated:  July 2, 2004                            Pangea Petroleum Corporation

                                                By: /s/ Charles B. Pollock
                                                    ---------------------------
                                                    Charles B. Pollock,
                                                    Chief Executive Officer
                                                    and Chairman of the Board